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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    As of the date hereof, I, Jonathan N. Zakin, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Proxim Corporation on Form 10-Q for the fiscal quarter ended September 27, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Proxim Corporation.

                                            By: /s/ Jonathan N. Zakin
                                               ---------------------------------
                                            Name:   Jonathan N. Zakin
                                            Title:  Chairman and Chief Executive
                                                    Officer
                                            Dated:  November 12, 2002